Exhibit 32.1

CERTIFICATION

I, Fred Hassan, Chairman of the Board, Chief Executive Officer and President of Schering-Plough Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004 (the “Periodic Report”) which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934(15 U.S.C. 78m); and

(2)	information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Schering-Plough Corporation.

Dated: April 28, 2004

/s/ Fred Hassan
Fred Hassan
Chairman of the Board, Chief Executive Officer and President